UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CĪON Investment Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3 Park Avenue, 36th Floor
New York, NY 10016

April 4, 2016

Dear Shareholder:

You are cordially invited to attend the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of CĪON Investment Corporation (the “Company”) to be held on Friday, May 27, 2016 at 9:30 A.M., Eastern Time, at the offices of the Company, 3 Park Avenue, 36th Floor, New York, NY 10016.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked: (i) to elect one director of the Company; and (ii) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. We will also report on the progress of the Company during the past year and respond to shareholders’ questions.

It is important that your shares be represented at the Annual Meeting. If you are unable to attend the Annual Meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

Mark Gatto
Co-Chairman of the Board of Directors

Michael A. Reisner
Co-Chairman of the Board of Directors

CĪON INVESTMENT CORPORATION
3 Park Avenue, 36th Floor
New York, NY 10016
(212) 418-4700

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 27, 2016

To the Shareholders of CĪON Investment Corporation:

The 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of CĪON Investment Corporation (the “Company”) will be held at 3 Park Avenue, 36th Floor, New York, NY 10016 on Friday, May 27, 2016 at 9:30 A.M., Eastern Time, for the following purposes:

1.	To elect one director of the Company, who will serve for a term of three years, or until his successor is duly elected and qualified;
2.	To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016; and
3.	To transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a shareholder of record at the close of business on April 1, 2016. If you are unable to attend, please sign the enclosed proxy card and return it promptly in the self-addressed, postage prepaid envelope provided. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to shareholders for the year ended December 31, 2015 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at www.cioninvestmentcorp.com.

By Order of the Board of Directors,

Stephen Roman,
Corporate Secretary

New York, New York
April 4, 2016

    This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person if you wish to change your vote.

CĪON INVESTMENT CORPORATION

3 Park Avenue, 36th Floor
New York, NY 10016

ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 27, 2016

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board” or “Directors”) of CĪON Investment Corporation, a Maryland corporation (the “Company”), for use at the Annual Meeting of Shareholders of the Company to be held at 9:30 A.M. Eastern Time on Friday, May 27, 2016, at the offices of the Company, 3 Park Avenue, 36th Floor, New York, NY 10016, and any adjournments or postponements thereof (the “Annual Meeting”). This Proxy Statement and the accompanying materials are being mailed to shareholders of record described below on or about April 4, 2016 and are available at www.cioninvestmentcorp.com.

All properly executed proxies representing shares of common stock, par value $0.001 per share, of the Company (“Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal to elect the director and FOR the proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Quorum

Shareholders of the Company are entitled to one vote for each Share held. Under the Company’s Bylaws, one third of the number of Shares entitled to be cast, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions, withheld votes, and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting. However, abstentions and broker non-votes are not counted as votes cast.

Record Date

You may vote your shares at the Annual Meeting only if you were a shareholder of record at the close of business on the record date. The Board has fixed the close of business on April 1, 2016 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and all adjournments thereof. There were 104,723,038 Shares outstanding on the Record Date.

Vote Required

Election of Nominee Director.  The director shall be elected by a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Each Share may be voted for the director nominee. Votes that are withheld will have no effect on the outcome of the vote on this proposal.

Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote.

Additional Solicitation

In the event that a quorum is not present at the Annual Meeting, the Chairman of the Annual Meeting or the shareholders entitled to vote at the Annual Meeting, present in person or by proxy, shall have the power to adjourn the Annual Meeting from time to time to a date not more than 120 days after the Record Date without notice other than the announcement at the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If sufficient votes in favor of one or more proposals have been received by the time of the Annual Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

Householding

The Company combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the document (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules of the Securities and Exchange Commission (the “SEC”). If you do not want the Company to continue consolidating your mailings and would prefer to receive separate mailings of Company communications, please contact the Company’s transfer agent, DST Systems, Inc. at (800) 343-3736 or send mail to CĪON Investment Corporation, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105.

Voting

You may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below.

When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•	allow sufficient time for the proxy card to be received on or before 9:30 A.M. Eastern Time on May 27, 2016.

The Company has enclosed a copy of this proxy statement, the proxy card and the Company’s annual report to shareholders for the year ended December 31, 2015 (the “Annual Report”). This proxy statement, the proxy card and the Annual Report are also available on the Company’s website at www.cioninvestmentcorp.com and the SEC’s website at www.sec.gov.

Other Information Regarding this Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing, and mailing this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, and the proxy card. The Company has requested that brokers, nominees, fiduciaries, and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company and its affiliates (without special compensation therefor). The Company has also retained Boston Financial Data Services, Inc. to assist in the solicitation of proxies for fees and expenses of approximately $57,000. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the shareholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of the Record Date, the beneficial ownership of the nominee for director, the Company’s executive officers and directors, each person known to the Company to beneficially own 5% or more of the outstanding Shares, and all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the Company’s Shares is based upon information furnished by the Company’s transfer agent and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s address is 3 Park Avenue, 36th Floor, New York, NY 10016.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors:
Mark Gatto(3)	55,611.1		*
Michael A. Reisner(3)	55,611.1		*
Independent Directors:
Robert A. Breakstone	None	None
Peter I. Finlay	None	None
Aron I. Schwartz	None	None
Executive Officers:
Keith S. Franz	None	None
Harry Giovani(4)	None	None
Stephen Roman	None	None
All Executive Officers and Directors as a group (8 persons)	111,222.2		*

*	Less than 1%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	Based on a total of 104,723,038 Shares issued and outstanding on April 1, 2016.
(3)	ICON Investment Group, LLC (“IIG”) is the record holder of 111,222.2 Shares. Messrs. Gatto and Reisner control IIG and, as a result, may be deemed to be the indirect beneficial owners of the Shares held by IIG. Messrs. Gatto and Reisner disclaim beneficial ownership of the Shares held by IIG except to the extent of their respective pecuniary interest therein.
(4)	Mr. Giovani owns a minority, non-controlling interest in IIG and, as a result, is not deemed to be an indirect beneficial owner and otherwise disclaims beneficial ownership of the Shares held by IIG.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS

Set forth in the table below is the dollar range of equity securities of the Company beneficially owned by each director as of the Record Date.

Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)
Independent Directors:
Robert A. Breakstone	None
Peter I. Finlay	None
Aron I. Schwartz	None
Interested Directors:
Mark Gatto	Over $100,000
Michael A. Reisner	Over $100,000

(1)	The dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.
(2)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

PROPOSAL 1: ELECTION OF DIRECTOR

At the Annual Meeting, shareholders are being asked to consider the election of one of the current directors of the Company. Pursuant to the Company’s Bylaws, the Board may modify the number of directors on the Board, provided that the number of directors will not be fewer than the minimum number required by the Maryland General Corporation Law or greater than twelve. Pursuant to the Company’s articles of incorporation, the Company’s directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and serve until his or her successor is duly elected and qualified. The Board is currently comprised of five directors.

On March 22, 2016, former New Jersey Governor James J. Florio, 78, gave notice to the Board that he would resign as a director of the Company and from his positions on the audit committee and nominating and corporate governance committee, effective if and when his resignation was accepted by the Board and upon the Board’s election of his successor. At a meeting held on March 22, 2016, the Board accepted former Governor Florio’s resignation and named his successor, rendering his resignation effective. Former Governor Florio’s decision to resign was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective March 22, 2016, the Board elected Peter I. Finlay, 54, as a director of the Company to fill the vacancy created by former Governor Florio’s resignation, and elected Mr. Finlay to serve on the audit committee and nominating and corporate governance committee.

Accordingly, Mr. Finlay has been nominated for election by the Board to serve a three-year term expiring at the 2019 annual meeting of shareholders and until his successor is duly elected and qualified. The director has agreed to serve as a director if elected and has consented to be named as a nominee. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

A shareholder can vote for, or withhold his or her vote from, the director nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the director nominee named below. If the director nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons as are nominated as replacements. The Board has no reason to believe that the person named will be unable or unwilling to serve.

Information about Director Nominee and Executive Officers

Certain information pertaining to the director nominee and other directors and executive officers of the Company is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person held during the last five years, and the year in which each person became a director of the Company. The Board oversees the Company’s business and investment activities and is responsible for protecting the interests of the Company’s shareholders. The responsibilities of the Board include, among other things, the oversight of the Company’s investment activities, the quarterly valuation of the Company’s assets, oversight of the Company’s financing arrangements and corporate governance activities.

Director Independence

A majority of the members of the Board are not “interested persons” of the Company or CĪON Investment Management, LLC, the Company’s investment adviser (“CIM”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”). These individuals are referred to as the Company’s independent directors (“Independent Directors”). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The members of the Board that are not Independent Directors are referred to as interested directors (“Interested Directors”).

The Board has determined that the following director nominee is independent: Mr. Finlay. The Board has determined that the following directors are also Independent Directors: Messrs. Breakstone and Schwartz. The Board has determined that the following directors are Interested Directors: Messrs. Gatto and Reisner. Based upon information requested from each director concerning his background, employment and affiliations, the Board has affirmatively determined that none of the Independent Directors has, or within the last two years had, a material business or professional relationship with the Company, other than in his capacity as a member of the Board or any Board committee or as a shareholder.

NOMINEE FOR INDEPENDENT DIRECTOR

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Peter I. Finlay Age: 54 Director	2016 – 2016	Peter I. Finlay is the founder and Managing Principal of Ardentis LLC, a corporate finance consulting firm that provides advisory services to companies in the U.S. and international markets. From 2008 to 2013, Mr. Finlay served as Managing Director of ICON and was responsible for managing new business origination in Europe and North America. Prior to 2008, Mr. Finlay held various management positions both in financial institutions and in relevant industries. From 2006 to 2008, he served as Director of Equipment Finance at Landsbanki Commercial Finance where he established a new industrial finance business with a focus on originating middle market secured debt transactions. From 2003 to 2006, he served as Vice President & Regional Director Europe for GMAC Commercial Finance where he started a new equipment finance business. From 2000 to 2003, Mr. Finlay served as a Director of Project Finance Organization at Bell Labs Lucent Technologies and from 1997 to 1999 he served as a Marketing Director of Structured Finance at Transamerica Leasing, where he established a structured finance operation covering Europe and the Middle East. Mr. Finlay started his career at National Westminster Bank (1979 – 1986) before moving to Barclays (1986 – 1997), where he held various positions, including Manager in the middle market structured leasing department and Manager in the para-banking inspection department where he was responsible for reviewing risk management compliance and risk underwriting in the bank’s European equipment finance subsidiaries.

Since 2014, Mr. Finlay has been the Managing Principal of Ardentis LLC and is also an advisor to the board of EMM Investments LLC, a privately held asset manager engaged in lending to asset intensive companies. From 2009 to 2011, Mr. Finlay served as Chairman and non-executive Director of Premier Telesolutions Ltd. (UK).

Mr. Finlay became an Associate of the Chartered Institute of Bankers in England and Wales in 1994 and completed a Diploma in Financial Studies in 1997. He completed an M.B.A. at City University Business School in London in 1997 and subsequently served as a tutor in the evening M.B.A. program. He is a member of the Institute of Directors in the United Kingdom.

		In the opinion of the Board, Mr. Finlay’s experience of working with large financial institutions in the middle market combined with his knowledge of structured finance, risk management and financial control, brings value to the Board.	None

INDEPENDENT DIRECTORS

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Robert A. Breakstone Age: 78 Director	2012 – 2017	Robert A. Breakstone has been the President and Chief Executive Officer of Landmark International Group, Inc., an independent consulting firm providing business development, financial, information technology, and marketing services to major corporations and start-up entrepreneurial ventures, since 1995. Previously, Mr. Breakstone served as Executive Vice President and Chief Operating Officer at GTECH Corporation, a provider of technology-based gaming systems and services, from 1988 to 1995, where he took the firm private in a leveraged buyout and then public again later in an initial public offering. Prior to GTECH, he was President and Chief Executive Officer at Health-tex, Inc., which we believe is a leading marketer and retailer of children’s apparel, from 1985 to 1988, where he led a management buyout of the firm from Chesebrough Pond’s Inc., where he served as Group Vice President and served on the Executive Committee and Board of Directors from 1974 to 1985. Prior to Chesebrough Pond’s, Mr. Breakstone was a Group Executive with the Chase Manhattan Bank N.A. from 1970 to 1974, where he managed major corporate, domestic and international banking divisions. From 1967 to 1970, he was Vice President and Chief Financial Officer of Systems Audits, Inc., a management consulting firm providing information technology services to the financial industry.	None

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Mr. Breakstone also served on the board of directors of By Design International Ltd., a private, for-profit designer and marketer of women’s apparel and on the advisory board of Hoffinger Industries, Inc., a leader in the above-ground pool/filtration industry. In addition to his prior service as a member of the board of Chesebrough Pond’s, Mr. Breakstone also served on the board of directors of OSF, Inc., a Canadian publicly traded company, from 1996 to 1998 where, as a member of an independent special committee, he was responsible for selling the company to a US-based financial entity. Mr. Breakstone served as an Adjunct Professor at the Graduate School of Business at Mercy College from 1999 to 2008. From 1963 to 1967, Mr. Breakstone was an adjunct professor at New York University. In addition, from 1967 to 1969, Mr. Breakstone was an Adjunct Assistant Professor at Pace University. Mr. Breakstone’s degrees include a B.S. in Mathematics and an M.B.A. from the City College of New York. Mr. Breakstone has extensive operating experience in both public and private companies in a variety of industries and has served as a member of various boards. This experience has provided Mr. Breakstone, in the opinion of the Board, with experience and insight that is beneficial to the Company.

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Aron I. Schwartz Age: 45 Director	2012 – 2017	Aron I. Schwartz has been a Managing Director at ACON Investments since July 2014. Mr. Schwartz is the founder of Constructivist Capital, LLC, a firm that works with family offices and alternative asset management firms to pursue attractive investment opportunities. He was previously a consultant to and a Managing Director at Avenue Capital from 2012 to 2014, and held various positions culminating in Managing Director of Fenway Partners, a middle market private equity firm based in New York, from 1999 to 2011. From 1997 to 1999, Mr. Schwartz was an associate in the Financial Entrepreneurs Group of Salomon Smith Barney, where he worked on a variety of financings and advisory assignments. He also serves or has served on the board of directors of a number of other public and private companies, including 1-800 Contacts, Inc., Commonwealth Laminating & Coating, Inc., Easton Bell Sports, Inc., STVT-AAI Education Inc., Igloo Products Corp. and APR Energy, PLC. In addition, Mr. Schwartz previously served on the board of directors of the Open Road Foundation and US-ASEAN Business Council. Mr. Schwartz, a Certified Management Accountant, received his J.D. and M.B.A with honors from U.C.L.A. and his B.A. and B.S.E. cum laude from the Wharton School at the University of Pennsylvania.	Easton Bell Sports, Inc.
Mr. Schwartz has extensive experience in the finance and private equity industries and has served as a member of the board of directors of various public and private companies in a variety of industries. This experience, along with the fact that he is a Certified Management Accountant, has provided Mr. Schwartz, in the opinion of the Board, with experience and insight that is beneficial to the Company.

INTERESTED DIRECTORS(3)

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Mark Gatto Age: 43 Co-Chairman, Co-President and Co-Chief Executive Officer of the Company	2011 – 2018	Mark Gatto serves as Co-Chairman, Co-Chief Executive Officer and Co-President of the Company. He joined ICON in 1999 and was previously Executive Vice President and Chief Acquisitions Officer from May 2007 to January 2008. Mr. Gatto was formerly Executive Vice President — Business Development from February 2006 to May 2007 and Associate General Counsel from November 1999 through October 2000. Before serving as Associate General Counsel, Mr. Gatto was an attorney with Cella & Goldstein in New Jersey, concentrating on commercial transactions and general litigation matters. From November 2000 to June 2003, Mr. Gatto was Director of Player Licensing for the Topps Company and, in July 2003, he co-founded ForSport Enterprises, LLC, a specialty business consulting firm in New York City, and served as its managing partner before re-joining ICON in April 2005. Mr. Gatto received an M.B.A. from the W. Paul Stillman School of Business at Seton Hall University, a J.D. from Seton Hall University School of Law, and a B.S. from Montclair State University.	None
Through his broad experiences in business and corporate development, Mr. Gatto brings to the Company a unique business expertise as well as extensive financial and risk assessment abilities. Mr. Gatto’s service with ICON provides him with a specific understanding of the Company, its operations, and the business and regulatory issues similar to those issues facing business development companies. Mr. Gatto’s positions as Co-Chairman, Co-Chief Executive Officer and Co-President of the Company provide the Board with a direct line of communication to, and direct knowledge of the operations of, the Company.

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Michael A. Reisner Age: 45 Co-Chairman, Co-President and Co-Chief Executive Officer of the Company	2011 – 2018	Michael A. Reisner serves as Co-Chairman, Co-Chief Executive Officer and Co-President of the Company. He joined ICON in 2001. Mr. Reisner was formerly Chief Financial Officer from January 2007 through April 2008. Mr. Reisner was also formerly Executive Vice President — Acquisitions from February 2006 through January 2007. Mr. Reisner was Senior Vice President and General Counsel from January 2004 through January 2006. Mr. Reisner was Vice President and Associate General Counsel from March 2001 until December 2003. Previously, from 1996 to 2001, Mr. Reisner was an attorney with Brodsky Altman & McMahon, LLP in New York, concentrating on commercial transactions. Mr. Reisner received a J.D. from New York Law School and a B.A. from the University of Vermont.	None
Through his extensive experiences as a senior executive, including his time as chief financial officer of ICON, Mr. Reisner brings business expertise, finance and risk assessment skills to the Company. Mr. Reisner’s prior position as a corporate attorney allows him to bring to the Board and the Company the benefit of his experience negotiating and structuring various investment transactions as well as an understanding of the legal, business, compliance and regulatory issues similar to those issues facing business development companies. Mr. Reisner’s positions as Co-Chairman, Co-Chief Executive Officer and Co-President of the Company provide the Board with a direct line of communication to, and direct knowledge of the operations of, the Company.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Public Directorships Held by Officer
Keith S. Franz Age: 47 Managing Director, Chief Financial Officer and Treasurer	Since 2011	Keith S. Franz joined ICON in March 2009 as a Vice President of Accounting and Finance. In July 2011, Mr. Franz was promoted to Senior Vice President and Principal Financial Officer. Mr. Franz was previously a Senior Manager at Smart & Associates LLP from December 2008 until March 2009 and the Vice President of Corporate Finance for Audiovox Corporation from August 2004 to November 2008. From September 1991 through August 2004, Mr. Franz was employed by Ernst & Young LLP, rising to the level of Senior Audit Manager. Mr. Franz received a B.S. from Binghamton University and is a certified public accountant.	N/A
Harry Giovani Age: 41 Managing Director and Chief Credit Officer	Since 2011	Harry Giovani joined ICON in April 2008. From March 2007 to January 2008, Mr. Giovani was Vice President for FirstLight Financial Corporation, responsible for underwriting and syndicating middle-market leveraged loan transactions. Previously, from April 2004 to March 2007, he worked at GE Commercial Finance, initially as an Assistant Vice President in the Intermediary Group, where he was responsible for executing middle-market transactions in a number of industries including manufacturing, steel, paper, pharmaceutical, technology, chemicals and automotive, and later as a Vice President in the Industrial Project Finance Group, where he originated highly structured project finance transactions. Mr. Giovani started his career in 1997 at Citigroup’s Citicorp Securities and CitiCapital divisions, where he spent six years in a variety of roles of increasing responsibility including underwriting, origination and strategic marketing/business development. Mr. Giovani graduated from Cornell University in 1996 with a B.S. in Finance.	N/A

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Public Directorships Held by Officer
Stephen Roman Age: 34 Chief Compliance Officer and Secretary	Since 2016	Stephen Roman joined IIG in July of 2013 and since August 2013 has been Vice President of CIM. During his tenure at the Company, Mr. Roman has advised on numerous legal and regulatory matters and managed corporate and securities law compliance matters for the Company’s various corporate entities as well as its registered investment adviser. From November 2012 through June 2013, Mr. Roman served as an attorney in New York. Previously, he was an analyst at Forex Capital Markets. Mr. Roman received a J.D. from the Northwestern University School of Law and a B.S. from New York University. Mr. Roman is a holder of the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.	N/A

(1)	The address for each officer and director is c/o CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, NY 10016.
(2)	The Company’s directors are divided into three classes, each holding office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and serve until his or her successor is duly elected and qualified.
(3)	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Gatto and Reisner are each an “interested person” because of their affiliation with CIM.

CORPORATE GOVERNANCE

Risk Oversight and Board Structure

Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of the Company’s key service providers, including its investment adviser, administrator, distributor and independent registered public accounting firm, to review and discuss the Company’s activities and to provide direction with respect thereto; and (5) engaging the services of the Company’s chief compliance officer to test the compliance procedures of the Company and certain of its service providers.

Messrs. Gatto and Reisner, who are “interested persons” as defined in Section 2(a)(19) of the 1940 Act, serve as the co-presidents, co-chief executive officers and co-chairmen of the Board. The Board believes that Messrs. Gatto and Reisner, as the Company’s co-presidents, co-chief executive officers and co-chairmen of the Board, are the directors with the most knowledge of the Company’s business strategy and are best situated to serve as chairmen of the Board. The Company’s articles of incorporation, as well as regulations governing BDCs generally, require that a majority of the Board be persons other than “interested persons” of the BDC, as defined in Section 2(a)(19) of the 1940 Act. The Board does not currently have a lead Independent Director. The Board, after considering various factors, has concluded that its structure is appropriate at this time. As the Company’s assets increase, the Board will continue to monitor the Company’s structure and determine whether it remains appropriate based on the complexity of the Company’s operations.

Committees of the Board

The Board has established a standing audit committee and a standing nominating and corporate governance committee. The Board met thirty-four times and took action by unanimous written consent two times during the fiscal year ended December 31, 2015. Each director attended at least 95% of the aggregate of all meetings of the Board held during the fiscal year ended December 31, 2015. The Company does not have a formal policy regarding director attendance at an annual meeting of shareholders.

Audit Committee

The members of the Company’s audit committee are Robert A. Breakstone, Peter I. Finlay, and Aron I. Schwartz, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Mr. Schwartz serves as chairman of the audit committee. The Board has determined that Mr. Schwartz is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee operates pursuant to a written charter and meets periodically as necessary. A copy of the audit committee’s charter is available on the Company’s website: www.cioninvestmentcorp.com. The audit committee is responsible for selecting, engaging and discharging the Company’s independent registered public accounting firm (the “independent accountants”), reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants, approving professional services provided by the Company’s independent accountants (including compensation therefor), reviewing the independence of the Company’s independent accountants and reviewing the adequacy of the Company’s internal controls over financial reporting. The audit committee also establishes guidelines, reviews preliminary valuations and makes recommendations to the Board regarding the valuation of the Company’s loans and other investments. The audit committee met nine times in 2015. Each of the then members of the audit committee attended all of the meetings held during 2015.

Nominating and Corporate Governance Committee

The members of the Company’s nominating and corporate governance committee are Messrs. Breakstone, Finlay and Schwartz, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Mr. Breakstone serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee operates pursuant to a written charter and meets periodically as necessary. A copy of the nominating and corporate governance committee’s charter is available on the Company’s website: www.cioninvestmentcorp.com. The nominating and corporate governance committee is responsible for selecting, researching, and nominating directors for election by the Company’s shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management. The nominating and corporate governance committee will consider shareholders’ proposed nominations for directors. The nominating and corporate governance committee met twice in 2015. Each of the then members of the nominating and corporate governance committee attended all of the meetings held in 2015.

The nominating and corporate governance committee considers candidates suggested by its members and other directors, as well as the Company’s management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board must provide notice to the Company’s corporate secretary in accordance with the requirements set forth in the Company’s Bylaws, the nominating and corporate governance committee charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Stephen Roman, Corporate Secretary, CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, NY 10016. To have a candidate considered by the nominating and corporate governance committee, a shareholder must submit the recommendation in writing and must include the following information:

•	The name of the shareholder and evidence of the person’s ownership of Shares, including the number of Shares owned and the length of time of the ownership;
•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the nominating and corporate governance committee and nominated to the Board; and
•	If requested by the nominating and corporate governance committee, a completed and signed Director’s Questionnaire.

Compensation Committee

The Company does not have a compensation committee because its executive officers do not receive any direct compensation from the Company. However, the compensation payable to the Company’s investment adviser pursuant to the investment advisory agreement has been separately approved by a majority of the Independent Directors.

Compensation of Directors

Directors who do not also serve in an executive officer capacity for the Company or CIM are entitled to receive annual cash retainer fees, fees for attending Board and committee meetings and annual fees for serving as a committee chairperson, determined based on the Company’s net asset value as of the end of each fiscal quarter. These directors are Messrs. Breakstone, Finlay and Schwartz. Amounts payable under this arrangement are determined and paid quarterly in arrears as follows:

Net Asset Value	Cash Retainer	Meeting Fee	Chairperson Fee
0 to $75 million	$0	$350	$2,500
Greater than $75 million to $300 million	$30,000	$350	$5,000
Greater than $300 million to $500 million	$40,000	$600	$5,000
Greater than $500 million to $1 billion	$60,000	$700	$20,000
Greater than $1 billion	$80,000	$800	$25,000

The Company also reimburses each of the above directors for all reasonable and authorized business expenses in accordance with the Company’s policies as in effect from time to time. The Company did not pay compensation to its directors who also serve in an executive officer capacity for the Company or CIM for the year ended December 31, 2015.

The Company’s directors then serving on the Board were paid compensation of $289,300 in connection with their service on the Board during the year ended December 31, 2015. No director or executive officer receives pension or retirement benefits from the Company.

Communications Between Shareholders and the Board of Directors

The Board welcomes communications from the Company’s shareholders. Shareholders may send communications to the Board, or to any particular director, to the following address: c/o CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, NY 10016. Shareholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Code of Business Conduct

The Company has adopted a code of business conduct which applies to, among others, its officers, including its Co-Presidents and Co-Chief Executive Officers and its Chief Financial Officer, as well as the members of the Board. The Company’s code of business conduct can be accessed via the Company’s website at www.cioninvestmentcorp.com by clicking on “Corporate Governance” under the drop-down menu under “Investor Relations” at the top of the page. The Company intends to disclose any amendments to or waivers of required provisions of the code of business conduct on Form 8-K.

Compensation Discussion and Analysis

The Company’s executive officers do not receive any direct compensation from the Company. The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are officers of CIM or by individuals who were contracted by CIM to work on behalf of the Company, pursuant to the terms of the investment advisory agreement or administration agreement. Each of the Company’s executive officers is an officer of CIM, and the day-to-day investment operations and administration of the Company’s portfolio are managed by CIM. In addition, the Company reimburses ICON Capital, LLC, an affiliate of the Company (“ICON Capital”), for the Company’s allocable portion of expenses incurred by ICON Capital in performing its obligations under the administration agreement, including the allocable portion of the cost of the Company’s officers and their respective staffs determined under the administration agreement.

The investment advisory agreement and the administration agreement each provides that CIM, ICON Capital and their respective officers, directors, controlling persons and any other person or entity affiliated with them acting as the Company’s agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by CIM or ICON Capital or such other person, and CIM, ICON Capital and such other person shall be held harmless for any loss or liability suffered by the Company, if (i) CIM or ICON Capital has determined, in good faith, that the course of conduct which caused the loss or liability was in the Company’s best interests, (ii) CIM or ICON Capital or such other person was acting on behalf of or performing services for the Company, (iii) the liability or loss suffered was not the result of willful malfeasance, bad faith or gross negligence by CIM, ICON Capital or an affiliate thereof acting as the Company’s agent, and (iv) the indemnification or agreement to hold CIM, ICON Capital or such other person harmless is only recoverable out of the Company’s net assets and not from the Company’s shareholders.

Certain Relationships and Related Transactions

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company has a code of business conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of business conduct can generally only be obtained from the Chief Compliance Officer, the Co-Chairmen of the Board or the Chairman of the audit committee of the Board and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee reviews all related person transactions for potential conflict of interest situations on an ongoing basis in accordance with the Company’s code of ethics, code of business conduct and other applicable policies and procedures, and all such transactions are approved or ratified by the audit committee as set forth in the audit committee charter.

Messrs. Gatto and Reisner, the Company’s Co-Chairmen, Co-Presidents and Co-Chief Executive Officers, also serve as Co-Chief Executive Officers of CIM. In addition, Messrs. Gatto and Reisner each own indirectly 37.54811% of CIM.

The Company has entered into an investment advisory agreement with CIM. Pursuant to the investment advisory agreement, the Company pays CIM a base management fee and an incentive fee. The Company has also entered into an administration agreement with ICON Capital, pursuant to which the Company reimburses ICON Capital for administrative expenses it incurs on the Company’s behalf.

Pursuant to an expense support and conditional reimbursement agreement, as further amended and restated on December 16, 2015, between the Company, IIG and Apollo Investment Management, L.P. (“AIM”), the Company’s sub-adviser and a subsidiary of Apollo Global Management, LLC (“Apollo”), IIG and AIM have agreed to reimburse the Company for expenses in an amount that is sufficient to: (i) ensure that no portion of the Company’s distributions to shareholders will be paid from its offering proceeds or borrowings, and/or (ii) reduce the Company’s operating expenses until it has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expense in relation to its investment income. Under certain conditions, IIG and AIM would be entitled to reimbursement of such expenses.

The Company’s executive officers, certain of its directors and certain other finance professionals of ICON Capital also serve as executives of CIM and officers of the Company and Messrs. Gatto and Reisner are directors of CĪON Securities, LLC, the dealer manager for the offering of Shares. In addition, the Company’s executive officers and directors and the members of CIM and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as the Company does or of investment funds, accounts or other investment vehicles managed by the Company’s affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Company’s investment objective. The Company may compete with entities managed by CIM and its affiliates for capital and investment opportunities. As a result, the Company may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by CIM or its affiliates or by members of the investment committee. However, to fulfill its fiduciary duties to each of its clients, CIM intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with CIM’s allocation policy, investment objective and strategies so that the Company is not disadvantaged in relation to any other client. CIM has agreed with the Board that allocations among the Company and other investment funds affiliated with CIM will be made based on capital available for investment in the asset class being allocated. The Company expects that its available capital for investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and other investment policies and restrictions set by the Board or as imposed by applicable laws, rules, regulations or interpretations.

Policies and Procedures for Managing Conflicts

CIM and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between CIM’s fiduciary obligations to the Company and its similar fiduciary obligations to other clients. For example, such policies and procedures may be designed so that, when appropriate, certain investment opportunities may be allocated on an alternating basis that is fair and equitable among the Company and their other clients. An investment opportunity that is suitable for multiple clients of CIM and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that CIM’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in the Company’s favor.

The principals of CIM have managed and will continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, CIM has put in place an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when the Company is able to co-invest with other accounts managed by CIM and affiliated entities. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to co-investments, CIM will apply the investment allocation policy. When the Company engages in such permitted co-investments, it will do so in a manner consistent with CIM’s allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to the Company and similar eligible accounts, as periodically determined by CIM and approved by the Board, including all of the Independent Directors. The allocation policy further provides that allocations among the Company and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in the Company’s case, by the Board, including the Independent Directors. It is the Company’s policy to base its determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and other investment policies and restrictions set by the Board or imposed by applicable laws, rules, regulations or interpretations. The Company expects that these determinations will be made similarly for other accounts. In situations where co-investment with other entities managed by CIM or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, CIM will need to decide whether the Company or such other entity or entities will proceed with the investment. CIM will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

Competition

Concurrent with the offering of Shares, certain officers of CIM are simultaneously providing investment management services to certain equipment finance funds managed by ICON Capital and its affiliates. CIM may determine it appropriate for the Company and one or more other investment accounts managed by CIM or any of its affiliates to participate in an investment opportunity. Further, funds or accounts managed by Apollo or its affiliates may also wish to participate in such investment opportunity or may in fact own an existing interest in such investment opportunity. As a BDC, the Company is subject to certain regulatory restrictions in making its investments with entities with which the Company may be restricted from doing so under the 1940 Act, such as CIM, Apollo and their respective affiliates, unless the Company obtains an exemptive order from the SEC or co-invests alongside such affiliates in accordance with existing regulatory guidance. The Company is currently seeking exemptive relief from the SEC to engage in co-investment transactions with CIM and its affiliates. However, there can be no assurance that the Company will obtain such exemptive relief. Even if the Company receives exemptive relief, neither CIM nor its affiliates will be obligated to offer the Company the right to participate in any transactions originated by them.

Affiliated Dealer Manager

The dealer manager is an affiliate of CIM. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in the prospectus for accuracy and completeness, due to its affiliation with CIM, no independent review of the Company will be made in connection with the distribution of Shares in the offering.

Co-Investment Opportunities

As a BDC, the Company is subject to certain regulatory restrictions in negotiating or investing in certain investments with entities with which the Company may be restricted from doing so under the 1940 Act, such as CIM, AIM and their respective affiliates, unless the Company obtains an exemptive order from the SEC. The Company is currently seeking exemptive relief from the SEC to engage in co-investment transactions with CIM and its affiliates. However, there can be no assurance that the Company will obtain such exemptive relief. Under the investment sub-advisory agreement, AIM assists CIM in identifying investment opportunities and makes investment recommendations for approval by CIM. AIM is not be responsible or liable for any such investment decision.

Material Non-public Information

The Company’s senior management, members of CIM’s investment committee and other investment professionals from CIM may serve as directors of, or in a similar capacity with, companies in which the Company invests or in which it is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict the Company’s ability to buy or sell the securities of such company under the policies of the company or applicable law.

Appraisal and Compensation

The Company’s articles of incorporation provide that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving the Company and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all of the Company’s assets will be obtained from a competent independent appraiser that will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and will indicate the value of the Company’s assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser will be for the exclusive benefit of the Company’s shareholders. A summary of such appraisal will be included in a report to the Company’s shareholders in connection with a proposed roll-up. All shareholders will be afforded the opportunity to vote to approve such proposed roll-up and will be permitted to receive cash in an amount of such shareholder’s pro rata share of the appraised value of the Company’s net assets.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its Shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2015, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

Required Vote

The director shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Each Share may be voted for the director nominee. Votes that are withheld will have no effect on the outcome of the vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF
THE DIRECTOR NOMINEE NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“Ernst & Young”) has been selected to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. Ernst & Young acted as the independent registered public accounting firm for the Company for the fiscal years ended December 31, 2012, 2013, 2014 and 2015. The Company knows of no direct financial or material indirect financial interest of Ernst & Young in the Company. A representative of Ernst & Young will be available by telephone or in person to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Fees

Set forth in the table below are audit fees and non-audit related fees billed to the Company by Ernst & Young for professional services performed for the Company’s fiscal years ended December 31, 2015 and 2014.

Fiscal Year	Audit Fees*	Audit-Related Fees**	Tax Fees***	All Other Fees****
2015	$462,672	$—	$24,720	$—
2014	$431,300	$—	$27,810	$—

*	“Audit Fees” consist of fees billed to the Company by Ernst & Young for professional services rendered for the audit of the Company’s year end financial statements. These fees billed include fees relating to the review by Ernst & Young of the Company’s registration statement filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”).
**	“Audit-Related Fees” are those fees billed to the Company by Ernst & Young relating to audit services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”
***	“Tax Fees” are those fees billed to the Company by Ernst & Young in connection with tax compliance services, including primarily the review of the Company’s income tax returns.
****	“All Other Fees” are those fees billed to the Company by Ernst & Young in connection with permitted non-audit services.

The Company’s audit committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company. All of the audit and non-audit services described above for which Ernst & Young billed the Company for the fiscal years ended December 31, 2015 and 2014 were pre-approved by the audit committee.

Audit Committee Report(1)

Commencing with the quarter ended June 30, 2015, as part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements filed with the SEC for the fiscal year ended December 31, 2015. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by Ernst & Young LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by Ernst & Young LLP in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit

Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Ernst & Young LLP to management.

The Audit Committee received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to Ernst & Young LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Ernst & Young LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the years ended December 31, 2015, 2014 and 2013 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

March 10, 2016

The Audit Committee
Aron I. Schwartz, Chair
Robert A. Breakstone
James J. Florio

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided a quorum is present, is required to ratify the appointment of Ernst & Young to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the result of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF
ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE
COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Company’s Bylaws require the Company to hold an annual meeting of shareholders for the election of directors and the transaction of any business within the powers of the Company on a date and at a time set by the Board. In addition, the Company will hold special meetings as required or deemed desirable or upon the request of holders of at least 10% of the Company’s outstanding Shares entitled to vote. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting of shareholders should mail the proposal promptly to the Secretary of the Company. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Exchange Act and must be received by the Company in accordance with the Company’s Bylaws and any other applicable law, rule, or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of Shares beneficially owned by the nominee, if any; the date such Shares were acquired and the investment intent of such acquisition; whether such shareholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or otherwise required. To date, the Company has not received any recommendations from shareholders requesting consideration of a candidate for inclusion among the committee’s slate of nominees in the Company’s proxy statement.

Pursuant to the Company’s Bylaws, for a director nomination or other business to be considered for the next annual meeting of shareholders, notice must be provided in writing and delivered to the Secretary of the Company at the Company’s principal executive office before January 5, 2017 but not before December 6, 2016. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INVESTMENT ADVISER, SUB-ADVISER, ADMINISTRATOR AND DEALER MANAGER

Set forth below are the names and addresses of the Company’s investment adviser and administrator, sub-adviser, dealer manager, and sub-administrator:

INVESTMENT ADVISER	SUB-ADVISER	ADMINISTRATOR	DEALER MANAGER
CĪON Investment Management, LLC 3 Park Avenue, 36th Floor New York, NY 10016	Apollo Investment Management, L.P. 9 West 57th Street 43rd Floor New York, NY 10019	ICON Capital, LLC 3 Park Avenue, 36th Floor New York, NY 10016	CĪON Securities, LLC 3 Park Avenue, 36th Floor New York, NY 10016

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD BY RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

CIONPS412114

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.

CĪON INVESTMENT CORPORATION

3 Park Avenue, 36th Floor
New York, NY 10016

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 27, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CĪON Investment Corporation (“Board” or “Directors”), a Maryland corporation (the “Company”), for use at the Annual Meeting of Shareholders of the Company to be held at 9:30 A.M. Eastern Time on Friday, May 27, 2016, at the offices of the Company, 3 Park Avenue, 36th Floor, New York, NY 10016, and any adjournments thereof (the “Annual Meeting”). This Proxy Statement and the accompanying materials are being mailed to shareholders of record described below on or about April 4, 2016 and are available at www.cioninvestmentcorp.com.

The undersigned hereby appoints Michael A. Reisner and Stephen Roman, and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend the Annual Meeting and vote as designated on the reverse side all of the shares of stock (“Shares”) held of record by the undersigned. All properly executed proxies representing Shares received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal to elect the director and FOR the proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. If any other business is presented at the meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the Board knows of no other business to be presented at the meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Dated

Signature(s) (Title(s), if applicable)       (Sign in the Box)

Note:  Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Please refer to the Proxy Statement discussion of this matter.
IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ■	FOR all nominees listed (except as noted on the line at left)	WITHHOLD authority to vote for all nominees
PLEASE DO NOT USE FINE POINT PENS.
1. To elect the nominee specified below as Director:
(01) Peter I. Finlay	☐	☐
____________________________
(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

	FOR	AGAINST	ABSTAIN
2. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐
3. To transact such other business as may properly come before the Annual Meeting, or any adjournments thereof.

PLEASE SIGN ON REVERSE SIDE